FINANCIAL RISK MANAGEMENT OBJECTIVES - Summary of Capital Management (Detail) ฿ in Thousands, ¥ in Thousands, $ in Thousands, $ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2022 USD ($)	Dec. 31, 2021 USD ($)	Dec. 31, 2022 AUD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 SGD ($)	Dec. 31, 2022 THB (฿)	Dec. 31, 2021 AUD ($)	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 SGD ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 USD ($)
Disclosure of detailed information about financial instruments [abstract]
Interest bearing loans and borrowings	$ 57,731	$ 65,387	$ 4,589	¥ 30,100	$ 6,000	฿ 312,602	$ 7,458	¥ 41,751	$ 5,000
Trade and other payables	39,891	44,784
Less: cash and cash equivalents	(54,017)	(44,507)
Net debt	43,605	65,664
Total Equity	211,428	209,317								$ 234,875	$ 228,435
Capital and net debt	$ 255,033	$ 274,981
Gearing ratio	17.10%	23.90%